CHANGE IN PENSION ACCOUNTING METHOD (Policies)	12 Months Ended
Dec. 30, 2012
CHANGE IN PENSION ACCOUNTING METHOD [Abstract]
Pension and Other Postretirement Plans, Policy [Policy Text Block]
Under the new method of accounting, referred to as mark-to-market (MTM), we recognize gains and losses in excess of the corridor annually, in the fourth quarter of each fiscal year, resulting from changes in actuarial assumptions and the differences between actual and expected returns on plan assets and discount rates. Any interim remeasurements triggered by a curtailment, settlement, or significant plan change are recognized as an MTM adjustment in the period in which it occurs. The remaining components of pension expense, interest cost and the expected return on plan assets, are recorded on a quarterly basis as ongoing pension expense.